UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 5, 2012, Montpelier Re Holdings Ltd. (the “Company”) issued $300,000,000 aggregate principal amount of 4.70% Senior Notes due 2022 (the “2022 Notes”) pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2003, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated as of October 5, 2012, between the Company and the Trustee.  The 2022 Notes will mature on October 15, 2022, and will bear interest at the rate of 4.70% per annum.  Interest on the 2022 Notes is payable on April 15 and October 15 of each year, beginning on April 15, 2013.  The Company may redeem the 2022 Notes at any time, in whole or in part, at a “make-whole” redemption price, plus accrued and unpaid interest.  The 2022 Notes are subject to customary events of default, including non-payment of principal or interest, breach of covenants and certain insolvency matters (subject in certain cases to cure periods).

The foregoing summary of the 2022 Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the 2022 Notes.  The 2022 Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3ASR (Registration No. 333-182016) which became effective June 8, 2012. On October 2, 2012, the Company filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, its preliminary Prospectus Supplement, dated October 2, 2012, pertaining to the public offering and sale of the 2022 Notes. On October 3, 2012, the Company filed with the Commission, pursuant to Rule 424(b)(2) of the Act, its final Prospectus Supplement, dated October 2, 2012, pertaining to the public offering and sale of the 2022 Notes.

ITEM 8.01                                  OTHER EVENTS

As previously disclosed, the Company intends to use a portion of the net proceeds from the offering of the 2022 Notes to redeem its outstanding 6.125% Senior Notes due 2013 (the “2013 Notes”), issued pursuant to the Base Indenture, as supplemented by the first supplement indenture, dated as of July 30, 2003, between the Company and the Trustee.  On October 5, 2012, the Company caused a notice of redemption to be made in order to redeem all of its outstanding 2013 Notes.  As indicated in the notice of redemption, the Company intends to redeem the 2013 Notes, pursuant to the optional redemption provision of the 2013 Notes, on November 5, 2012.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

4.1	Second Supplemental Indenture, dated as of October 5, 2012, between Montpelier Re Holdings Ltd. and The Bank of New York Mellon, as trustee.

4.2	Form of 4.70% Senior Note due 2022.

5.1	Opinion of Appleby (Bermuda) Limited.

5.2	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Appleby (Bermuda) Limited (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

October 5, 2012	By:	/s/ Michael S. Paquette
Date	Name:	Michael S. Paquette
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	Second Supplemental Indenture, dated as of October 5, 2012, between Montpelier Re Holdings Ltd. and The Bank of New York Mellon, as trustee.

4.2	Form of 4.70% Senior Note due 2022.

5.1	Opinion of Appleby (Bermuda) Limited.

5.2	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Appleby (Bermuda) Limited (contained in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).